Exhibit 99.1

Callaway Golf Company Announces Second Quarter and First Half 2009 Results

CARLSBAD, Calif.--(BUSINESS WIRE)--July 29, 2009--Callaway Golf Company (NYSE:ELY) today announced its financial results for the second quarter and first half of the year ended June 30, 2009. For the second quarter, the Company reported net sales of $302 million, a decrease of 17% compared to $366 million for the second quarter of 2008. On a currency neutral basis, net sales would have been $321 million, a decrease of 12% compared to the second quarter of 2008. The Company also reported gross profit for the second quarter of 2009 of $110 million (36% of net sales), compared to gross profit of $171 million (47% of net sales) in the second quarter of 2008, and reported operating expenses of $100 million (33% of net sales) compared to $111 million (30% of net sales) for the same period in 2008. Fully diluted earnings per share were $0.10 (on 66.8 million shares outstanding), compared to $0.58 (on 63.9 million shares outstanding) in 2008. Fully diluted earnings per share for the second quarter include after-tax charges for gross margin improvement initiatives of $0.02 per share in 2009 and $0.05 per share in 2008.

For the first six months, the Company reported net sales of $574 million, a decrease of 22% compared to last year’s record six month sales of $732 million. On a currency neutral basis, net sales would have been $616 million, a decrease of 16% compared to $732 million in the first half of 2008. Also for the first six months, gross profit was $226 million (39% of net sales) compared to $347 million (47% of net sales) for 2008 and operating expenses were $202 million (35% of net sales) compared to $221 million (30% of net sales) for 2008. Fully diluted earnings per share for 2009 were $0.21 (on 65.1 million shares outstanding) compared to record first half diluted earnings per share of $1.19 (on 64.4 million shares outstanding) for 2008. Fully diluted earnings per share for the period include after-tax charges for gross margin improvement initiatives of $0.03 per share in 2009 and $0.06 per share in 2008.

“Although market conditions remained challenging during the first half of the year, we are pleased we were able to increase our market share, manage our inventories, and reduce our operating costs, while at the same time continuing to invest in our business,” commented George Fellows, President and CEO. “As we have said before, the economy and golf industry will recover and there have been some positive signs of late. We therefore are taking a balanced approach between managing our expenses and liquidity for the current environment and taking action and making investments that are in the best long-term interests of our shareholders. We are the leader in the golf industry and we intend to remain so in the current environment and when the global economy fully recovers. It would be short-sighted to over emphasize the short-term to the detriment of our long-term growth and shareholder value.”

Conference Call and Webcast

The Company will be holding a conference call at 2:00 p.m. PDT today. The call will be broadcast live over the Internet and can be accessed at www.callawaygolf.com. To listen to the call, please go to the website at least 15 minutes before the call to register and for instructions on how to access the broadcast. A replay of the conference call will be available approximately two hours after the call ends, and will remain available through 9:00 p.m. PDT on Wednesday, August 5, 2009. The replay may be accessed through the Internet at www.callawaygolf.com or by telephone by calling 1-800-642-1687 toll free for calls originating within the United States or 706-645-9291 for International calls. The replay pass code is 18992228.

Disclaimer: Statements used in this press release that relate to future plans, events, financial results, performance or prospects, including statements relating to liquidity, economic recovery, and leadership position, are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. These estimates and statements are based upon current information and expectations. Accurately estimating the Company’s reported future financial performance is based upon various unknowns, including future changes in foreign currency rates and consumer acceptance and demand for the Company’s products, as well as future consumer discretionary purchasing activity, which can be significantly adversely affected by unfavorable economic or market conditions. Actual results may differ materially from those estimated or anticipated as a result of these unknowns or other risks and uncertainties, including continued compliance with the terms of the Company’s credit facility; delays, difficulties or increased costs in the supply of components needed to manufacture the Company’s products, in manufacturing the Company’s products, or in connection with the implementation of the Company’s planned gross margin initiatives or the implementation of future initiatives; adverse weather conditions and seasonality; any rule changes or other actions taken by the USGA or other golf association that could have an adverse impact upon demand or supply of the Company’s products; a decrease in participation levels in golf; and the effect of terrorist activity, armed conflict, natural disasters or pandemic diseases on the economy generally, on the level of demand for the Company's products or on the Company's ability to manage its supply and delivery logistics in such an environment. For additional information concerning these and other risks and uncertainties that could affect these statements and the Company’s business, see the Company’s Current Report on Form 8-K filed on June 8, 2009 as well as other risks and uncertainties detailed from time to time in the Company’s reports on Forms 10-Q and 8-K subsequently filed from time to time with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Currency Neutral Basis: This press release includes information regarding certain aspects of the Company’s financial results for the second quarter of 2009 that is presented on a “currency neutral basis.” This information estimates the impact of the effect of foreign currency translation on the Company’s 2009 results as compared to the same period in 2008. This impact is derived by taking the Company’s second quarter 2009 local currency results and translating them into U.S. dollars based upon second quarter 2008 foreign currency exchange rates and does not include any other effect of changes in foreign currency rates on the Company’s results.

Regulation G: The financial results reported in this press release have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). In addition to the GAAP results, the Company has also provided additional information concerning its results, which include certain financial measures not prepared in accordance with GAAP. The non-GAAP financial measures included in this press release present certain of the Company’s financial results on a “currency neutral basis.” These non-GAAP financial measures should not be considered a substitute for any measure derived in accordance with GAAP. These non-GAAP financial measures may also be inconsistent with the manner in which similar measures are derived or used by other companies. Management believes that the presentation of such non-GAAP financial measures, when considered in conjunction with the most directly comparable GAAP financial measures, provides additional useful information for investors as to the underlying performance of the Company’s business without regard to changes in foreign currency exchange rates. The Company has provided reconciling information in the text of this press release.

About Callaway Golf

Through an unwavering commitment to innovation, Callaway Golf Company (NYSE: ELY) creates products and services designed to make every golfer a better golfer. Callaway Golf Company manufactures and sells golf clubs and golf balls, and sells golf accessories, under the Callaway Golf®, Odyssey®, Top-Flite®, Ben Hogan® and uPro™ brands in more than 110 countries worldwide. For more information please visit www.callawaygolf.com or Shop.CallawayGolf.com

Callaway Golf Company
Consolidated Condensed Balance Sheets
(In thousands)
(Unaudited)

	June 30,	December 31,
	2009	2008

ASSETS
Current assets:
Cash and cash equivalents	$50,471	$38,337
Accounts receivable, net	263,239	120,067
Inventories	227,878	257,191
Deferred taxes, net	31,792	27,046
Income taxes receivable	-	15,549
Other current assets	25,581	31,813
Total current assets	598,961	490,003

Property, plant and equipment, net	144,541	142,145
Intangible assets, net	175,485	176,689
Deferred taxes, net	8,441	6,299
Other assets	40,928	40,202
Total assets	$968,356	$855,338

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$170,036	$126,167
Accrued employee compensation and benefits	22,080	25,630
Accrued warranty expense	12,422	11,614
Income taxes payable	6,773	-
Credit facilities	-	90,000
Total current liabilities	211,311	253,411

Long-term liabilities	22,186	21,559
Preferred stock - at redemption value	34,674
Shareholders' equity	700,185	580,368
Total liabilities and shareholders' equity	$968,356	$855,338

Callaway Golf Company
Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Quarter Ended
	June 30,
	2009	2008

Net sales	$302,219	$366,029
Cost of sales	192,371	194,949
Gross profit	109,848	171,080
Operating expenses:
Selling	72,394	80,461
General and administrative	19,358	22,791
Research and development	7,837	7,538
Total operating expenses	99,589	110,790
Income from operations	10,259	60,290
Other income (expense), net	512	(2,600)
Income before income taxes	10,771	57,690
Income tax provision	3,859	20,583
Net income	6,912	37,107
Dividends accrued on convertible Preferred Stock	438	-
Net income available to common shareholders	$6,474	$37,107

Earnings per common share:
Basic	$0.10	$0.59
Diluted	$0.10	$0.58
Weighted-average common shares outstanding:
Basic	63,121	63,180
Diluted	66,807	63,941

Preferred stock - at redemption value	Six Months Ended
	June 30,
	2009	2008

Net sales	$574,083	$732,481
Cost of sales	348,054	385,867
Gross profit	226,029	346,614
Operating expenses:
Selling	147,044	160,622
General and administrative	39,345	45,279
Research and development	15,940	15,462
Total operating expenses	202,329	221,363
Income from operations	23,700	125,251
Other expense, net	(1,869)	(1,905)
Income before income taxes	21,831	123,346
Income tax provision	8,107	46,573
Net income	13,724	76,773
Dividends accrued on convertible Preferred Stock	438	-
Net income available to common shareholders	$13,286	$76,773

Earnings per common share:
Basic	$0.21	$1.21
Diluted	$0.21	$1.19
Weighted-average common shares outstanding:
Basic	63,060	63,538
Diluted	65,105	64,392

Callaway Golf Company
Consolidated Condensed Statements of Cash Flows
(In thousands)
(Unaudited)

	Six Months Ended
	June 30,
	2009	2008
Cash flows from operating activities:
Net income	$13,724	$76,773
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	20,116	19,284
Deferred taxes, net	(5,509)	4,130
Non-cash share-based compensation	3,684	2,960
Gain on disposal of long-lived assets	(375)	(438)
Changes in assets and liabilities	(40,708)	(150,755)
Net cash used in operating activities	(9,068)	(48,046)

Cash flows from investing activities:
Capital expenditures	(19,448)	(24,213)
Other investing activities	(31)	15
Net cash used in investing activities	(19,479)	(24,198)

Cash flows from financing activities:
Issuance of Preferred Stock	140,000	-
Equity issuance costs	(5,871)	-
Issuance of Common Stock	1,498	2,767
Dividends paid, net	(4,430)	(4,526)
Acquisition of treasury stock	-	(20,076)
Proceeds from (payments on) credit facilities, net	(90,000)	98,441
Other financing activities	54	(34)
Net cash provided by financing activities	41,251	76,572

Effect of exchange rate changes on cash and cash equivalents	(570)	771
Net increase in cash and cash equivalents	12,134	5,099
Cash and cash equivalents at beginning of period	38,337	49,875
Cash and cash equivalents at end of period	$50,471	$54,974

Callaway Golf Company
Consolidated Net Sales and Operating Segment Information
(In thousands)
(Unaudited)

Net Sales by Product Category
	Quarter Ended					Six Months Ended
	June 30,		Growth/(Decline)			June 30,		Growth/(Decline)
	2009	2008	Dollars	Percent		2009	2008	Dollars	Percent
Net sales:					Net sales:
Woods	$75,956	$85,992	$(10,036)	-12%	Woods	$155,838	$202,544	$(46,706)	-23%
Irons	72,222	100,047	(27,825)	-28%	Irons	137,409	196,543	(59,134)	-30%
Putters	26,421	32,934	(6,513)	-20%	Putters	54,112	67,488	(13,376)	-20%
Golf balls	58,245	74,235	(15,990)	-22%	Golf balls	105,593	132,668	(27,075)	-20%
Accessories and other	69,375	72,821	(3,446)	-5%	Accessories and other	121,131	133,238	(12,107)	-9%
	$302,219	$366,029	$(63,810)	-17%		$574,083	$732,481	$(158,398)	-22%

Net Sales by Region
	Quarter Ended					Six Months Ended
	June 30,		Growth/(Decline)			June 30,		Growth/(Decline)
	2009	2008	Dollars	Percent		2009	2008	Dollars	Percent
Net sales:					Net sales:
United States	$163,739	$176,077	$(12,338)	-7%	United States	$305,020	$360,456	$(55,436)	-15%
Europe	42,477	71,824	(29,347)	-41%	Europe	85,480	137,914	(52,434)	-38%
Japan	37,061	46,559	(9,498)	-20%	Japan	84,456	99,899	(15,443)	-15%
Rest of Asia	21,300	22,072	(772)	-3%	Rest of Asia	37,852	48,533	(10,681)	-22%
Other foreign countries	37,642	49,497	(11,855)	-24%	Other foreign countries	61,275	85,679	(24,404)	-28%
	$302,219	$366,029	$(63,810)	-17%		$574,083	$732,481	$(158,398)	-22%

Operating Segment Information
	Quarter Ended					Six Months Ended
	June 30,		Growth/(Decline)			June 30,		Growth/(Decline)
	2009	2008	Dollars	Percent		2009	2008	Dollars	Percent
Net sales:					Net sales:
Golf clubs	$243,974	$291,794	$(47,820)	-16%	Golf clubs	$468,490	$599,813	$(131,323)	-22%
Golf balls	58,245	74,235	(15,990)	-22%	Golf balls	105,593	132,668	(27,075)	-20%
	$302,219	$366,029	$(63,810)	-17%		$574,083	$732,481	$(158,398)	-22%

Income (loss) before provision for income taxes:
Golf clubs	$25,367	$67,167	$(41,800)	-62%	Golf clubs	$53,648	$143,366	$(89,718)	-63%
Golf balls	(965)	8,257	(9,222)	-112%	Golf balls	(2,663)	12,702	(15,365)	-121%
Reconciling items (1)	(13,631)	(17,734)	4,103	23%	Reconciling items (1)	(29,154)	(32,722)	3,568	11%
	$10,771	$57,690	$(46,919)	-81%		$21,831	$123,346	$(101,515)	-82%

(1) Represents corporate general and administrative expenses and other income (expense) not utilized by management in determining segment profitability.

Callaway Golf Company
Supplemental Financial Information
(In thousands, except per share data)
(Unaudited)

	Quarter Ended June 30,			Quarter Ended June 30,
	2009			2008

	Pro Forma Callaway Golf	Gross Margin Improvement Initiatives	Total as Reported	Pro Forma Callaway Golf	Gross Margin Improvement Initiatives	Total as Reported
Net sales	$302,219	$-	$302,219	$366,029	$-	$366,029
Gross profit	111,662	(1,814)	109,848	175,773	(4,693)	171,080
% of sales	37%	n/a	36%	48%	n/a	47%
Operating expenses	99,589	-	99,589	110,670	120	110,790
Income (loss) from operations	12,073	(1,814)	10,259	65,103	(4,813)	60,290
Other income (loss), net	512	-	512	(2,600)	-	(2,600)
Income (loss) before income taxes	12,585	(1,814)	10,771	62,503	(4,813)	57,690
Income tax provision (benefit)	4,557	(698)	3,859	22,436	(1,853)	20,583
Net income (loss)	8,028	(1,116)	6,912	40,067	(2,960)	37,107
Dividends accrued on convertible preferred stock	438	-	438	-	-	-
Net income available to common shareholders	$7,590	$(1,116)	$6,474	$40,067	$(2,960)	$37,107

Diluted earnings (loss) per share:	$0.12	$(0.02)	$0.10	$0.63	$(0.05)	$0.58
Weighted-average shares
outstanding:	66,807	66,807	66,807	63,941	63,941	63,941

	Six Months Ended June 30,			Six Months Ended June 30,
	2009			2008

	Pro Forma Callaway Golf	Gross Margin Improvement Initiatives	Total as Reported	Pro Forma Callaway Golf	Gross Margin Improvement Initiatives	Total as Reported
Net sales	$574,083	$-	$574,083	$732,481	$-	$732,481
Gross profit	229,399	(3,370)	226,029	352,402	(5,788)	346,614
% of sales	40%	n/a	39%	48%	n/a	47%
Operating expenses	202,329	-	202,329	221,243	120	221,363
Income (loss) from operations	27,070	(3,370)	23,700	131,159	(5,908)	125,251
Other expense, net	(1,869)	-	(1,869)	(1,905)	-	(1,905)
Income (expense) before income taxes	25,201	(3,370)	21,831	129,254	(5,908)	123,346
Income tax provision (benefit)	9,404	(1,297)	8,107	48,848	(2,275)	46,573
Net income (loss)	15,797	(2,073)	13,724	80,406	(3,633)	76,773
Dividends accrued on convertible preferred stock	438	-	438	-	-	-
Net income available to common shareholders	$15,359	$(2,073)	$13,286	$80,406	$(3,633)	$76,773

Diluted earnings (loss) per share:	$0.24	$(0.03)	$0.21	$1.25	$(0.06)	$1.19
Weighted-average shares
outstanding:	65,105	65,105	65,105	64,392	64,392	64,392

Adjusted EBITDA:
	2009 Trailing Twelve Months Adjusted EBITDA					2008 Trailing Twelve Months Adjusted EBITDA
	Quarter Ended					Quarter Ended
	September 30,	December 31,	March 31,	June 30,		September 30,	December 31,	March 31,	June 30,
	2008	2008	2009	2009	Total	2007	2007	2008	2008	Total
Net income (loss)	$(7,443)	$(3,154)	$6,812	$6,912	$3,127	$1,269	$(16,157)	$39,666	$37,107	$61,885
Interest expense (income), net	497	272	(123)	551	1,197	29	(216)	591	994	1,398
Income tax provision (benefit)	(6,676)	(4,766)	4,248	3,859	(3,335)	830	(12,415)	25,990	20,583	34,988
Depreciation and amortization expense	9,463	9,216	9,944	10,172	38,795	9,864	7,862	8,794	10,490	37,010
Change in energy derivative valuation acct.	-	(19,922)	-	-	(19,922)	-	-	-	-	-
Adjusted EBITDA	$(4,159)	$(18,354)	$20,881	$21,494	$19,862	$11,992	$(20,926)	$75,041	$69,174	$135,281

CONTACT:
Callaway Golf Company
Brad Holiday
Eric Struik
Michele Szynal
760-931-1771